                                                                    EXHIBIT 99.1

                              [Front Side of Form]

                          CONTINENTAL BANK CORPORATION

                    ELECTION FORM AND LETTER OF TRANSMITTAL


         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $4.00, OF CONTINENTAL BANK CORPORATION ("CONTINENTAL") ("CONTINENTAL COMMON STOCK" OR "CONTINENTAL SHARES") WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE MERGER OF CONTINENTAL WITH AND INTO BANKAMERICA CORPORATION ("BAC").

         THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS COMPLETED.

         Nominee record holders, which include a nominee, trustee or any other person that holds shares of Continental Common Stock in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 13 and, if submitting more than one election, must complete Box A below. Each record holder, unless such record holder is a Nominee, should indicate such holder's election in the boxes immediately under "ELECTION" below.

         BAC will regard any record holder of Continental Common Stock who has delivered a written demand for appraisal and who subsequently delivers an Election Form and Letter of Transmittal to the Exchange Agent as having withdrawn such demand for appraisal.

         The tax consequences to a holder of Continental Common Stock will vary depending upon, among other things, whether a stock election or cash election is made. For information as to the federal income tax consequences of receiving shares of BAC Common Stock or cash in exchange for your shares of Continental Common Stock, see "THE MERGER--Certain Federal Income Tax Consequences" in the Proxy Statement-Prospectus dated ___________________, 1994 (the "Proxy Statement-Prospectus") delivered prior hereto. You are urged, in addition, to consult with your tax advisor.

IF YOUR STOCK CERTIFICATE(S) HAS BEEN EITHER LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), CALL ___________ TOLL-FREE AT ______________ IMMEDIATELY TO RECEIVE INSTRUCTIONS REGARDING REPLACEMENT. SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR STOCK CERTIFICATES HERETO.

To Chemical Trust Company of California:

         In connection with the merger (the "Merger") of Continental Bank Corporation ("Continental") with and into BankAmerica Corporation ("BAC") and pursuant to a Restated Agreement and Plan of Merger, dated as of January 27, 1994, by and between BAC and Continental (the "Merger Agreement"), the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's shares of Continental Common Stock (the "Continental Shares") listed below in exchange for either (i) the right to receive a number of shares of BAC Common Stock equal to the sum of (A)
0.4158 and (B) the quotient obtained by dividing $18.375 by the Final BAC Stock Price (determined as provided below) (the "Stock Consideration"), or (ii) the right to receive an amount in cash without interest equal to the sum of (A) $18.375 and (B) the product of 0.4158 and the Final BAC Stock Price (the "Cash Consideration"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of the Stock Consideration in connection with the Merger. As used herein, the term "Merger Consideration" refers to the Stock Consideration, the Cash Consideration and any cash payable in lieu of fractional shares.

         The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement (including, but not limited to, the fact that the Stock Consideration and the Cash Consideration are subject to adjustment if the Final BAC Stock Price is below $36.16 or above $55.84), Instructions on the reverse side hereof and the Proxy Statement-Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement-Prospectus. Extra copies of this Election Form and Letter of Transmittal and the Proxy Statement-Prospectus may be requested from Chemical Trust Company of California, as Exchange Agent, at the addresses or phone number shown below. The filing of this Election Form and Letter of Transmittal is acknowledgment of the receipt of the Proxy Statement-Prospectus.

         The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the effective date of the Merger, the registered holder of the Continental Shares, with good title to the above-described Continental Shares and full power and authority to sell, assign and transfer the Continental Shares represented by the enclosed certificates, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Continental Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions on the reverse side hereof. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                    ELECTION

         Check the appropriate box below to make an election (i) to have each of your shares of Continental Common Stock converted into the right to receive a number of shares of common stock of BAC, par value $1.5625 per share ("BAC Common Stock"), equal to the sum of (A) 0.4158 and (B) the quotient obtained by dividing $18.375 by the Final BAC Stock Price (determined as provided below) (a "Stock Election"), OR (ii) to have each of your shares of Continental Common Stock converted into the right to receive an amount in cash without interest equal to the sum of (A) $18.375 and (B) the product of 0.4158 and the Final BAC Stock Price (determined as provided below) (a "Cash Election"), OR (iii) to indicate no election:

 TO BE COMPLETED BY ALL HOLDERS                                              / /  STOCK ELECTION
 EXCEPT NOMINEES HOLDING SHARES ON
 BEHALF OF MORE THAN ONE PERSON OR
 ENTITY.  SUCH NOMINEES MUST USE          CHECK ONLY ONE BOX                 / /  CASH ELECTION
 BOX A BELOW TO MAKE VALID
 ELECTIONS.
                                                                             / /  NO ELECTION




         CHEMICAL TRUST COMPANY OF CALIFORNIA, ACTING AS EXCHANGE AGENT, RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NO ELECTION" BOX IF:

         A.      NO CHOICE IS INDICATED ABOVE;

         B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR CONTINENTAL STOCK CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

         C. A COMPLETED ELECTION FORM (INCLUDING SUBMISSION OF YOUR CONTINENTAL STOCK CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

         The "Final BAC Stock Price" is determined by calculating the average of the closing prices per share of BAC Common Stock as reported on the New York Stock Exchange, Inc. ("NYSE") composite transactions tape for the ten consecutive days on which shares of BAC Common Stock are traded on the NYSE ending on the tenth calendar day immediately prior to the anticipated effective
date of the Merger (       , 1994).  The Final BAC Stock Price will not be
determined as of the Election Deadline.

         Because a fixed number of shares of BAC Common Stock will be issued in the Merger, there can be no assurance that each Continental stockholder will receive the form of consideration which such holder elects. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating BAC Common Stock and cash set forth in the Merger Agreement and described in the Proxy Statement-Prospectus will be followed by the Exchange Agent. See "THE MERGER--Election Procedures" and "--Allocation" in the Proxy Statement-Prospectus and Instruction 3 hereto.

         Each holder of at least 10,000 shares of Continental Common Stock who elects to receive BAC Common Stock or cash in the Merger may also elect to have such holder's shareholdings divided into blocks of 5,000 shares of Continental Common Stock, with any remaining shares being added to one of the 5,000 share blocks (the "Stock Blocks"), for purposes of the allocation procedures discussed above.

 TO BE COMPLETED BY HOLDERS OF AT                                           / /   I WISH TO HAVE MY
 LEAST 10,000 SHARES OF                                                             ----
 CONTINENTAL COMMON STOCK, EXCEPT       CHECK ONLY ONE BOX                  / /   SHAREHOLDINGS DIVIDED INTO STOCK
 NOMINEES HOLDING SHARES ON BEHALF        (If you do not check                    BLOCKS FOR PURPOSES OF ALLOCATION
 OF MORE THAN ONE PERSON OR               a box your                              OF CONSIDERATION IN THE MERGER.
 ENTITY.  SUCH NOMINEES MUST USE          shareholdings will
 BOX A BELOW TO REQUEST DIVISION          not be divided into               / /   I DO NOT WISH TO HAVE
 OF SHARES INTO STOCK BLOCKS.             stock blocks.)                            -----------
                                                                            / /   MY SHAREHOLDINGS DIVIDED INTO
                                                                                  STOCK BLOCKS FOR PURPOSES OF
                                                                                  ALLOCATION OF CONSIDERATION IN
                                                                                  THE MERGER.




        Prior to the Election Deadline (specified in Instruction 1), this Election Form and Letter of Transmittal should be (i) completed and signed in the space provided below and on the Substitute Form W-9 or the Substitute Form W-8 and (ii) mailed or delivered with your certificates representing shares of Continental Common Stock to the Exchange Agent at either of the following addresses:

      BY MAIL:                    FOR INFORMATION CALL:                   BY HAND/OVERNIGHT COURIER:

    Chemical Bank                (____) ________________                        Chemical Bank
Reorganization Department                                                      55 Water Street
    P.O. Box 3085                                                           Second Floor--Room 234
   G.P.O. Station                                                          New York, New York 10041
New York, New York 10116-3085                                          Attn:  Reorganization Department


        The method of delivery of the certificates representing the Continental Shares and all other required documents is at the election and risk of the owner; however, if the stock certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

           DESCRIPTION OF SHARES OF CONTINENTAL COMMON STOCK ENCLOSED

          Name and Address of Registered Holder(s)
         (Please fill in, if blank, exactly as Name                   Certificate(s) Enclosed
                 appears on Certificate(s))                            (Please list below--
                                                               attach additional list if necessary)

                                                                 Certificate           Number of
                                                                  Number(s)              Shares
                                                             ___________________     _______________
                                                             ___________________     _______________
                                                             ___________________     _______________
                                                             ___________________     _______________
                                                             ___________________     _______________
                                                             ___________________     _______________
                                                             ___________________     _______________
                                                             ___________________     _______________

                                                             Total Number of Shares: _______________




  BOX A: TO BE COMPLETED ONLY BY NOMINEES SUBMITTING MULTIPLE ELECTIONS. FOR SUCH PURPOSES, A NOMINEE INCLUDES A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT HOLDS SHARES OF CONTINENTAL COMMON STOCK IN ANY CAPACITY WHATSOEVER ON BEHALF OF MORE THAN ONE PERSON OR ENTITY.

  If this Box A is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches share certificates for all shares held of record by the undersigned (attach additional sheets if necessary).

                                                Check One:                Check (if applicable):

                                                                          Election to Divide Shareholdings
                                                                          into Stock Blocks for Purposes
                                                                          of Allocation of Consideration
                                                                          (if this box is not checked the
                   Total Number of                                        relevant shareholdings will not
   Number of     Continental Shares       Cash       Stock      No        be divided into Stock Blocks)
  Election(s)    Subject to Election    Election   Election  Election
  _________________________________________________________________________________________________________
       1
  _________________________________________________________________________________________________________
       2
  _________________________________________________________________________________________________________
       3
  _________________________________________________________________________________________________________
       4
  _________________________________________________________________________________________________________
       5
  _________________________________________________________________________________________________________
       6
  _________________________________________________________________________________________________________
       7
  _________________________________________________________________________________________________________



        Unless otherwise indicated below under "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS," in exchange for the enclosed certificates, the undersigned requests delivery of the Merger Consideration. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "SPECIAL DELIVERY INSTRUCTIONS" and the "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" are completed, please issue the Merger Consideration, as the case may be, in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Continental Shares for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given.

        In the event that Continental elects to terminate the Merger Agreement and BAC does not elect to act so as to prevent such termination as provided in the Merger Agreement, the Exchange Agent will promptly return stock certificates representing shares of Continental Common Stock previously submitted with Election Forms and Letters of Transmittal. In such event, shares of Continental Common Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following BAC's decision not to act so as to prevent the termination of the Merger Agreement in light of Continental's election to so terminate; however, certificates representing shares of Continental Common Stock held directly by Continental Common Stockholders will be returned by registered mail (with attendant delay). The Exchange Agent and BAC have agreed to use their commercially reasonable efforts to cooperate with Continental and Continental Common Stockholders to facilitate return of certificates representing shares of Continental Common Stock in the event of such termination, but return other than by registered mail will only be made at the expense, written direction and risk of Continental Common Stockholders, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.


                          SPECIAL ISSUANCE AND PAYMENT
                                  INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5 and 10)

To be completed ONLY if the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9. IF ALL PERSONS NAMED QUALIFY AS EXEMPT FOREIGN PERSONS, ALL PERSONS NAMED MUST COMPLETE THE SUBSTITUTE FORM W- 8.

Issue the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name _______________________________________________________________________
                               (Please Print)

Address_____________________________________________________________________


____________________________________________________________________________
                              (Include Zip Code)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 10)

To be completed ONLY if the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

MAIL THE CERTIFICATE REPRESENTING THE STOCK CONSIDERATION OR THE CHECK REPRESENTING THE CASH CONSIDERATION OR CASH IN LIEU OF FRACTIONAL SHARES TO:

Name________________________________________________________________________
                              (Please Print)

Address_____________________________________________________________________

____________________________________________________________________________
                             (Include Zip Code)

          The undersigned represents and warrants that the undersigned has full power and authority to transfer the Continental Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or BAC to be necessary and desirable to complete the transfer of the Continental Shares surrendered hereby.

  Dated:______________________________________________________________, 19__
                              PLEASE SIGN HERE

        ____________________________________________________________________

        ____________________________________________________________________


  Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) on the box headed "Description of Shares of Continental Common Stock Enclosed" or on the assignment authorizing transfer.

  If signed by an attorney, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8.)

  Dated:  ____________________________, 1994

  Name(s):

  ______________________________________________________________________________
                                (Please Print)

  Capacity:  ________________________________________________

  Area Code and
  Telephone Number:  ________________________________________

  THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS ELECTION FORM AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT.

               PAYER'S NAME: CHEMICAL TRUST COMPANY OF CALIFORNIA

 SUBSTITUTE FORM W-9                  PART 1--PLEASE PROVIDE YOUR TAX-      _________________________________
 (SEE INSTRUCTION 7)                  PAYER IDENTIFICATION NUMBER IN              Social Security Number
                                      THE BOX AT RIGHT AND CERTIFY BY
 PLEASE FILL IN YOUR NAME AND         SIGNING AND DATING BELOW              _________________________________
 ADDRESS BELOW                                                                Employer Identification Number





 Name (if joint names, list first     PART 2--CERTIFICATION--UNDER          PART 3--
 and circle the name of the person    PENALTIES OF PERJURY, I CERTIFY
 or entity whose name is entered      THAT:                                 Awaiting TIN     / /
 in Part 1)
                                           (1)  The number shown on
 _________________________________    this form is my correct Taxpayer
    Address (number and street)       Identification Number (or I am        PART 4--
                                      waiting for a number to be issued
 _________________________________    to me) and                            Exempt           / /
      City, State and Zip Code
                                           (2)  I am not subject to
                                      backup withholding because (a) I
                                      am exempt from backup withholding
                                      or (b) I have not been notified
                                      by the Internal Revenue Service
                                      ("IRS") that I am subject to
                                      backup withholding as a result of
                                      a failure to report all interest
                                      or dividends, or (c) the IRS has
                                      notified me that I am no longer
                                      subject to backup withholding.

 DEPARTMENT OF THE TREASURY           CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2
 INTERNAL REVENUE SERVICE             above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).  If you are exempt from backup withholding, check the box in Part 4 above.

 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)          Signature _________________________________   Date _____________, 1994


        NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF CONTINENTAL WITH AND INTO BAC. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

________________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

_______________________________________     _________________________, 1994
              Signature                                 Date

                         CERTIFICATE OF FOREIGN STATUS
                              SUBSTITUTE FORM W-8

              PAYER'S NAME:  CHEMICAL TRUST COMPANY OF CALIFORNIA

        List the names and non-U.S. permanent addresses of all persons who are neither citizens or residents of the United States nor entities organized in the United States who are shown on the certificate(s) for Continental Shares. If at least one joint owner is a citizen or resident of the United States, do not complete this form. Instead, complete Substitute Form W-9 for the first joint owner having this status. (Also see the enclosed Guidelines for Certification of Taxpayer Status.)


Name of Owner_______________________________________________________________

Foreign Permanent Address___________________________________________________

City, Province or State, Postal Code and Country____________________________


Name of Owner_______________________________________________________________

Foreign Permanent Address___________________________________________________

City, Province or State, Postal Code and Country____________________________


Name of Owner_______________________________________________________________

Foreign Permanent Address___________________________________________________

City, Province or State, Postal Code and Country____________________________

CERTIFICATION --Under penalty of perjury, I (we) certify that I am an (we are) exempt foreign person(s) as set forth in the Guidelines for Certification of Taxpayer Status.


________________________________          _________________________________
            Signature                                    Date


________________________________          __________________________________
            Signature                                    Date


________________________________          __________________________________
            Signature                                    Date

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form and Letter of Transmittal:

________________________________________________________________________________
                 (Name of Firm Providing Signature Guarantee)
                                 (Please Print)

________________________________________________________________________________
                           (Authorized Signature)


Dated:  ___________________, 1994

                             [Reverse Side of Form]

                                  INSTRUCTIONS


        Stockholders of Continental will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their certificates representing Continental Shares or any dividends payable on such shares of BAC Common Stock comprising the Stock Consideration, until the certificates representing Continental Shares owned by such stockholders are received by the Exchange Agent at one of the addresses set forth on the front hereof, together with such documents as the Exchange Agent may require and until the same are processed for exchange by the Exchange Agent. No interest will accrue on the Cash Consideration, the cash in lieu of fractional shares or such dividends. Such dividends will not be reinvested pursuant to BAC's Shareholder Investment Plan. If your stock certificate(s) is lost, stolen or destroyed, please refer to Instruction 12 below.

        UNLESS THE SPECIAL CIRCUMSTANCES DESCRIBED BELOW IN INSTRUCTION 13 APPLY, A HOLDER OF CONTINENTAL COMMON STOCK MUST CHECK ONE BOX ON THE REVERSE HEREOF IMMEDIATELY UNDER THE CAPTION "ELECTION" TO MAKE AN EFFECTIVE ELECTION.

        You should understand that your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Proxy Statement-Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement-Prospectus. Extra copies of the Proxy Statement-Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown on the front of these Instructions. The filing of this Election Form and Letter of Transmittal is acknowledgment of the receipt of the Proxy Statement-Prospectus.

        1. ELECTION DEADLINE. For any election contained herein to be considered, this Election Form, properly completed, and the related Continental Common Stock certificates, must be received by the Exchange Agent at one of the addresses on the front of this Election Form and Letter of Transmittal no later than 5:00 p.m., Eastern Standard Time, on the twentieth calendar day following but not including the date of mailing of this Election Form. This Election Form and Letter of Transmittal is first being mailed on _______________, 1994. THE ELECTION DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON ______________, 1994. The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

        2. REVOCATION OR CHANGE OF ELECTION FORM. Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such Election Form and Letter of Transmittal to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

        3. ELECTION PROCEDURES/ALLOCATION. As set forth in the Proxy Statement-Prospectus, subject to possible adjustment, a fixed number of shares of BAC Common Stock will be issued in the Merger. Accordingly, there can be no assurance that each Continental stockholder will receive the form of consideration which such holder elects. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating BAC Common Stock and cash set forth in the Merger Agreement and described in the Proxy Statement-Prospectus will be followed by the Exchange Agent. Thus, an election made by you may not be honored in certain circumstances. Each holder of at least 10,000 shares of Continental Common Stock who elects to receive the Stock Consideration or the Cash Consideration in the Merger may also elect to have such holder's shareholdings divided into Stock Blocks for purposes of the allocation of consideration between BAC Common Stock and cash. See "THE MERGER--Election Procedures" and "--Allocation" in the Proxy Statement-Prospectus.

        4. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a full share of BAC Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on BAC's behalf cash without interest in an amount equal to the product of (i) such fraction of a share of BAC Common Stock, if any, to which any Continental stockholder would otherwise be entitled and (ii) the closing price of one share of BAC Common Stock at the close of business on the trading day next preceding the Effective Time as reported by The Wall Street Journal under the heading "New York Stock Exchange Composite Transactions." No such holder shall be entitled to dividends, voting rights or any other rights in respect to any fractional share.

        5. GUARANTEE OF SIGNATURES. Signatures on this Election Form and Letter of Transmittal must be guaranteed in accordance with Rule 17 Ad-15 promulgated under the Securities Exchange Act of 1934 by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an international bank, securities dealer, securities broker or other financial institution licensed to do business in its home country (an "Eligible Institution") unless
(i) the Election Form and Letter of Transmittal is signed by the registered holder(s) of the Continental Shares tendered therewith and such holder(s) have not completed the "Special Issuance and Payment Instructions" above or (ii) the Continental Shares described above are delivered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. Public notaries cannot execute acceptable guarantees of signatures.

        6. DELIVERY OF ELECTION FORM AND CERTIFICATES. This Election Form and Letter of Transmittal, properly completed and duly executed, together with the certificate(s) representing the Continental Shares, should be delivered to the Exchange Agent at one of the addresses set forth on the front hereof.

        The method of delivery of the certificates representing the Continental Shares and all other required documents is at the election and risk of the owner; however, if the stock certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

        7. INADEQUATE SPACE. If the space provided herein is inadequate, the stock certificate numbers and the numbers of Continental Shares represented thereby should be listed on additional sheets attached hereto.

        8.   SIGNATURES ON ELECTION FORM, STOCK POWERS AND ENDORSEMENTS.

        (a) All signatures must correspond exactly with the name written on the face of the stock certificate(s) without alteration, variation or any change whatsoever.

        (b) If the stock certificate(s) surrendered hereby is owned of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal.

        (c) If any surrendered Continental Shares are registered in different names on several stock certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of stock certificates.

        (d) If this Election Form is signed by a person(s) other than the registered holder(s) of the certificates listed (other than as set forth in paragraph (e) below), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder(s) appears on the certificate.

        (e) If the Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered stockholder, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.







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
        9. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

        10. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and sent, if different from the name and/or address of the person(s) signing this Election Form and Letter of Transmittal.

        11. WITHHOLDING. Each surrendering stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 on the front hereof and to certify whether the stockholder is subject to backup withholding. Failure to provide the information on the form may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering stockholder with respect to the Continental Shares and on future dividends paid by BAC. A holder must cross out item (2) in the Certification box in Part 2 of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service that such holder is currently subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, BAC will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. If the owners of the Continental Shares are all exempt foreign persons, reporting to the IRS is not required. However, in order to be exempt from the reporting and backup withholding requirements, each owner of the Continental Shares must sign the Substitute Form W-8 as set forth on this Letter of Transmittal and certify, under penalties of perjury, their exempt foreign status.

        12. LOST, STOLEN OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost, stolen or destroyed, a completed affidavit of loss must be submitted to the Exchange Agent prior to the Election Deadline in order for you to make a valid election. You are urged to call ______________ toll-free at _______________ immediately to receive instructions as to the steps you must take in order to effect an exchange of your shares of Continental Common Stock.

        13.   HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES.
Each holder of record is entitled to make an election and submit an Election Form covering all shares of Continental Common Stock actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds shares of Continental Common Stock in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of shares of Continental Common Stock held through such nominee record holders, but such elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election Forms. Persons submitting an Election Form and Letter of Transmittal on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8 above.

        14. MISCELLANEOUS. Neither BAC nor the Exchange Agent is under any duty to give notification of defects in any Election Form and Letter of Transmittal. BAC and the Exchange Agent shall not incur any liability for failure to give such notification, and each of BAC and the Exchange Agent has the absolute right to reject any and all Election Forms and Letters of Transmittal not in proper form or to waive any irregularities in any Election Form and Letter of Transmittal.

        15. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Election Form may be obtained by writing to Chemical Trust Company of California, _______________________________________________,
Attention: _______________________________, or by telephoning toll-free
_____________________.

                           IMPORTANT TAX INFORMATION

        Under the Federal income tax law, the Exchange Agent is required to filed a report with the Internal Revenue Service ("IRS") disclosing any payments of cash being made to each holder of certificates formerly representing Continental Shares pursuant to the Restated Agreement and Plan of Merger and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 or Substitute Form W-8 are not provided, a $50 penalty may be imposed by the IRS and payments made for Continental Shares or for surrender of fractional certificate(s) may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report interest and dividends.

        In order to avoid backup withholding of Federal income tax resulting from a failure to provide a correct certification, a United States (U.S.) citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 as set forth on this Letter of Transmittal.
Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the certificate(s) (or, if a check is made payable to another person as provided in the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS," then the TIN of such person). If the owners of Continental Shares are all exempt foreign persons, reporting to the IRS is not required. However, in order to be exempt from the reporting and backup withholding requirements, each owner of the Continental Shares must sign the Substitute Form W-8 as set forth on this Letter of Transmittal and certify, under penalties of perjury, their exempt foreign status.

        Backup withholding is not an additional Federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        Please read the enclosed Guidelines for Certification of Taxpayer Status for additional important information on how to complete the Substitute Form W-9 and the Substitute Form W-8.





                                        -13-